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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                        RUSS BERRIE AND COMPANY, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                     [RUSS LETTERHEAD]



                                               March 26, 2002



Dear Shareholder:


     This morning, the Company was informed by its transfer agent, First City Transfer Company, that another company's proxy solicitation material was mistakenly included with the proxy card of Russ Berrie and Company, Inc., which was mailed to all of the Company's registered shareholders on March 25, 2002.


     This error by our transfer agent is being corrected by sending a second mailing of proxy solicitation materials to all registered shareholders of the Company. This second mailing has been sent to you by overnight delivery. Please disregard the initial mailing, which was sent by regular mail.


     I took forward to greeting you at the annual meeting. Whether or not you expect to attend, I urge you to promptly sign and return your proxy card included in this mailing.


     We apologize for any inconvenience resulting from this error.



                                                 Sincerely,

                                                 Benjamin J. Sottile
                                                 -------------------------
                                                 Benjamin J. Sottile
                                                 Vice Chairman